UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Annual Report
to Shareholders

DWS International Select Equity Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities and securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.50%, 2.38%, 2.22%, 1.84% and 1.07% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS International Select Equity Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS International Select Equity Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares prior to their inception on February 28, 2001 and for Class R shares prior to inception on July 1, 2003 are derived from the historical performance of Institutional Class shares of DWS International Select Equity Fund during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS International Select Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	31.76%	24.57%	21.51%	14.24%
Class B	30.74%	23.62%	20.58%	13.31%
Class C	30.78%	23.61%	20.57%	13.30%
Class R	31.66%	24.37%	21.24%	13.94%
Institutional Class	32.27%	24.98%	21.83%	14.50%
MSCI EAFE Index+	24.91%	23.44%	23.21%	9.26%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 10/31/07	$ 14.53	$ 14.10	$ 14.11	$ 14.19	$ 14.26
10/31/06	$ 13.15	$ 12.80	$ 12.79	$ 12.86	$ 12.92
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .44	$ .33	$ .32	$ .40	$ .47
Capital Gain Distributions	$ 1.79	$ 1.79	$ 1.79	$ 1.79	$ 1.79
Institutional Class Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	26	of	212	13
3-Year	37	of	197	19
5-Year	69	of	175	40
10-Year	1	of	94	2

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Select Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/07
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,419	$18,219	$24,961	$35,677
	Average annual total return	24.19%	22.13%	20.07%	13.56%
Class B	Growth of $10,000	$12,774	$18,692	$25,391	$34,878
	Average annual total return	27.74%	23.18%	20.49%	13.31%
Class C	Growth of $10,000	$13,078	$18,885	$25,481	$34,864
	Average annual total return	30.78%	23.61%	20.57%	13.30%
Class R	Growth of $10,000	$13,166	$19,238	$26,197	$36,891
	Average annual total return	31.66%	24.37%	21.24%	13.94%
MSCI EAFE Index+	Growth of $10,000	$12,491	$18,811	$28,398	$24,236
	Average annual total return	24.91%	23.44%	23.21%	9.26%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS International Select Equity Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,322,700	$1,952,100	$2,683,500	$3,874,600
	Average annual total return	32.27%	24.98%	21.83%	14.50%
MSCI EAFE Index+	Growth of $1,000,000	$1,249,100	$1,881,100	$2,839,800	$2,423,600
	Average annual total return	24.91%	23.44%	23.21%	9.26%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.24% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

On July 10, 2006, the fund was reorganized from DWS International Select Equity Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS International Select Equity Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS International Select Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/07
DWS International Select Equity Fund	1-Year	3-Year	5-Year	10-Year
Class S	32.29%	24.85%	21.66%	14.32%
MSCI EAFE Index+	24.91%	23.44%	23.21%	9.26%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/07	$ 14.25
10/31/06	$ 12.90
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .46
Capital Gain Distributions	$ 1.79
Class S Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	25	of	212	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Select Equity Fund — Class S [] MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$13,229	$19,459	$26,654	$38,141
	Average annual total return	32.29%	24.85%	21.66%	14.32%
MSCI EAFE Index+	Growth of $10,000	$12,491	$18,811	$28,398	$24,236
	Average annual total return	24.91%	23.44%	23.21%	9.26%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,128.90	$ 1,124.30	$ 1,124.30	$ 1,130.60	$ 1,130.80	$ 1,130.70
Expenses Paid per $1,000*	$ 7.24	$ 11.30	$ 11.08	$ 6.07	$ 5.26	$ 4.99
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,018.40	$ 1,014.57	$ 1,014.77	$ 1,019.51	$ 1,020.27	$ 1,020.52
Expenses Paid per $1,000*	$ 6.87	$ 10.71	$ 10.51	$ 5.75	$ 4.99	$ 4.74
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS International Select Equity Fund	1.35%	2.11%	2.07%	1.13%	.98%	.93%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS International Select Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS International Select Equity Fund. DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for International Equity: New York.

BS, Pennsylvania State University.

In the following interview, Portfolio Manager Matthias Knerr discusses DWS International Select Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the international stock markets perform during the annual period?

A: Despite a notable increase in market volatility during the second half of the annual period, international equities performed very well during the past year. The MSCI EAFE® Index — the fund's benchmark — delivered a return of 24.91%, handily outpacing the 14.56% return of US equities, as measured by the Standard & Poor's 500® (S&P 500) Index during the period.1 The overseas markets were boosted by a combination of strong global growth, robust corporate earnings, and — until late July — an abundance of "liquidity," or in other words, cash available to be put to work in the financial markets. For US investors, the weakness in the dollar vs. other major global currencies provided an additional boost to returns.2

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 When the fund buys shares traded on foreign exchanges, it must first convert its US dollars into foreign currencies. As a result, a decline in the dollar — and corresponding rise in the value of foreign currencies — increases the value of its investments.

Although the general backdrop was positive for the full period, the global equity markets fell significantly through the second half of July into early August. Weakness in the US housing market, along with rapidly rising defaults among the holders of subprime mortgages, led to a credit market crisis and a concurrent increase in risk aversion among investors worldwide. The result was a sell off in all asset classes, even those not directly related to the difficulties in the United States. But as has been the case throughout the bull market of the past five years, stock prices recovered quickly. The ensuing rally helped the international markets close the period well above their mid-August lows.

In terms of regional returns, Europe delivered the strongest performance behind better-than-expected economic growth, while Japan lagged its global peers by a wide margin due to investor concerns that the country's economy is not recovering at a fast enough pace. The emerging markets provided stellar returns, outperforming all other segments of the international asset class.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the 12 months ended October 31, 2007, was 31.76%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

The fund outpaced the 24.91% return of its benchmark, the MSCI EAFE Index, as well as the 26.23% average return of the 212 funds in its Lipper peer group — International Large-Cap Core Funds.3 The fund's return has also outpaced the benchmark over the three-year period, and it has bested its peer group average over the three- and five-year intervals.

3 The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: In what sectors did the fund generate the best performance?

A: Our stock picks were most effective in the industrials, consumer discretionary and telecommunications sectors. In industrials, our position in AMEC PLC — now the largest holding in the fund — generated strong performance. AMEC PLC is a construction and engineering company focused on potash, the primary raw material used to make fertilizers, and energy-related commodities, products whose prices have been rising due to the combination of rising demand and constrained supply. Another top performer in the sector was Leighton Holdings Ltd., a contract mining and infrastructure company with operations in Australia, India and the Middle East. The build out of infrastructure in the emerging markets continues to occur at a rapid pace, boosting the earnings of companies such as Leighton.

The fund's top performer in the consumer discretionary sector was Porsche AG, which owns a large stake in Volkswagen. This has provided the company with exposure to the growing demand for cars from consumers in the emerging markets, which — along with the favorable prospects for the new models it plans to roll out next year — has propelled its stock price. Nokian Renkaat Oyj, the Finnish manufacturer and distributor of winter tires that we have discussed in past shareholder reports, continued to perform well as investors began to appreciate the strength of its niche business in Eastern Europe and Russia. Also aiding fund performance in the consumer discretionary sector was Hong Kong-based Esprit Holdings Ltd., which has been boosting earnings through the addition of new stores in Europe and its expansion in both Asia and the United States.

In telecommunications, the top-performing fund holding was Millicom International Cellular SA. A provider of low-cost mobile telephony in Latin America and Africa, the company has taken advantage of the rapid adoption of cellular service in these regions. We elected to sell the stock in July when it reached our price target. The fund also benefited from holdings in two companies with operations in the emerging markets: Telefonica SA, which does a large percentage of its business in Latin America, and China Mobile Ltd., which performed exceptionally well and has since been sold from the fund.

Q: In what areas did the fund underperform?

A: In an otherwise positive year for the fund, we underperformed in the information technology and financial sectors. In the former, a position in Canon, Inc. was a notable laggard. The company has been hurt by slow economic growth in the United States — one of its key markets — as well as by the strength of the Japanese yen, which has made its products less competitive outside of Japan. In financials, the largest detractor was the Italian leasing and asset securitization company Banca Italease. The company's shares were pressured by a larger-than-expected potential liability for clients' losses on derivatives contracts and a resulting investigation by the Italian central bank. The company also announced a large new share issuance, which depressed its price by creating a less favorable balance of supply and demand in the market. The stock has since been sold from the fund's portfolio. Also weighing on returns was another Italian bank, UniCredito Italiano SpA. The stock, which is still held in the portfolio, was pressured by concerns regarding the credit quality of Capitalia, the Rome-base bank which UniCredito is in the process of acquiring. We continue to hold the shares as we believe the prospects for growth within its Eastern European franchise, as well as the potential cost savings from the Capitalia transaction, are underappreciated by the market. Also in financials, performance was hurt by the fund's holding in Japan's ORIX Corp., which has been subject to concerns about weakness in the real estate lending business worldwide.

Q: What notable changes have been made to the portfolio in recent months?

A: A notable shift has been our decision to change the fund's weighting in financials. While the sector's poor recent performance may create the appearance that it is attractively valued, we believe its problems will take several quarters to sort out. As a result, we have eliminated the fund's positions in Anglo Irish Bank Corp. PLC and the German company Hypo Real Estate Holding AG, and we have reduced its position in ORIX.

We believe there are better opportunities elsewhere, particularly in companies with minimal sensitivity to the weaker US consumer or the possibility for reduced capital spending by US corporations. Many such companies can be found in the emerging markets. For example, a new addition to the portfolio was the Russian company Uralkali, which is a leading producer of potash in Russia. Demand for potash has been rising to the rapid growth of the global agricultural industry. At the same time, there are a limited number of companies producing potash. This has kept pricing firm, leading to robust earnings growth prospects for Uralkali. Another new addition to the fund was the Mexican company Empresas ICA SA de CV, a construction and engineering firm that is expected to be among the leading beneficiaries of Mexico's long-term plans to upgrade its infrastructure. We also added Bharti Airtel Ltd., the leading wireless provider in India. At present only about 15% of the country's citizens have mobile phone services. In a country of over a billion people, this represents a substantial growth opportunity for Bharti given that the falling cost of wireless handsets is beginning to make cellular service increasingly affordable.

Q: How do you see the overall market environment affecting the fund in the months ahead?

A: While our outlook is cautious in light of the recent instability in the global markets, we believe the volatility in stock prices presents opportunities for longer-term investors such as ourselves. Investors have been fixated on what the outlook for the US economy means for the rest of the world, and this has weighed on market performance at various points throughout the past year. The result has been a growing number of opportunities in reasonably valued companies with strong growth potential. We believe Europe, in particular, is fertile ground given that the region as a whole is trading at a price-to-earnings ratio of just 11 times 2008 estimates. And as mentioned previously, the emerging markets are home to a wealth of companies that meet our investment criteria. While we see Japan as less attractive due to its continued slow growth and relatively high valuations, we continue to find compelling investments throughout the rest of the Asia region.

With this as background, we will continue to use fundamental research to identify opportunities in reasonably-valued companies that have strong franchises, a distinct competitive advantage and the ability to execute in any economic environment. Specifically, we will continue to take advantage of Deutsche Asset Management's large, global research presence to identify companies, such as Uralkali, ICA, and Bharti Airtel, that have not yet gained the attention of the global analyst community. We believe this approach can hold the fund in good stead amid the backdrop of rapidly shifting investor sentiment.

Portfolio Summary

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/07	10/31/06

Continental Europe	54%	57%
United Kingdom	18%	13%
Japan	16%	22%
Asia (excluding Japan)	5%	3%
Latin America	3%	5%
Canada	2%	—
Australia	2%	—
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	10/31/07	10/31/06

Financials	27%	28%
Industrials	21%	9%
Consumer Discretionary	17%	16%
Materials	7%	8%
Energy	7%	6%
Consumer Staples	6%	4%
Information Technology	5%	9%
Telecommunication Services	5%	5%
Health Care	3%	13%
Utilities	2%	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2007 (27.9% of Net Assets)	Country	Percent
1. AMEC PLC Conducts engineering, construction and property investment	United Kingdom	4.4%
2. UniCredito Italiano SpA Provider of commercial banking services	Italy	3.2%
3. Japan Tobacco, Inc. Manufactures and sells tobacco products	Japan	3.1%
4. Telefonica SA Provider of telecommunication services	Spain	3.0%
5. Esprit Holdings Ltd. Designs, licenses and retails high-quality lifestyle products	Hong Kong	2.5%
6. Canon, Inc. Provider of visual image and information equipment	Japan	2.5%
7. 3i Group PLC An international venture capital company	United Kingdom	2.4%
8. Standard Chartered PLC Provider of banking services mainly in Asia, Africa and the Middle East	United Kingdom	2.4%
9. Gazprom Extracts, transports and sells natural gas	Russia	2.2%
10. Suzuki Motor Corp. Manufactures automobiles, motorcycles and their related parts	Japan	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007

	Shares	Value ($)

Common Stocks 95.4%
Australia 1.4%
Leighton Holdings Ltd. (a) (Cost $2,171,245)	69,700	4,105,376
Austria 3.4%
Erste Bank der oesterreichischen Sparkassen AG	46,000	3,754,493
Wienerberger AG	94,375	5,907,273
(Cost $8,892,117)		9,661,766
Belgium 3.4%
Fortis	151,259	4,853,931
KBC Groep NV	35,600	5,002,606
(Cost $9,346,229)		9,856,537
Canada 1.7%
Shoppers Drug Mart Corp. (Cost $3,606,643)	82,500	4,836,553
Colombia 1.0%
Bancolombia SA (ADR) (REG S) (Preferred) (Cost $2,624,197)	75,400	2,770,950
Cyprus 1.6%
Bank of Cyprus PCL (b)	228,353	4,475,777
Bank of Cyprus PCL (b)	2,876	56,075
(Cost $3,942,488)		4,531,852
Denmark 1.5%
Rockwool International A/S "B" (a) (Cost $4,629,708)	13,800	4,433,350
Finland 2.9%
Nokia Oyj	78,600	3,121,798
Nokian Renkaat Oyj	137,750	5,203,895
(Cost $4,617,063)		8,325,693
Germany 11.7%
Bayer AG	65,027	5,444,510
DaimlerChrysler AG (Registered)	31,500	3,482,751
E.ON AG	23,202	4,536,611
GEA Group AG*	126,509	4,783,530
Gerresheimer AG*	78,600	4,336,222
Linde AG	40,200	5,089,046
Siemens AG (Registered)	42,800	5,831,506
(Cost $25,334,034)		33,504,176
Greece 2.2%
National Bank of Greece SA (Cost $3,943,178)	91,000	6,354,440
Hong Kong 2.6%
Alibaba.com Ltd.*	39,000	129,576
Esprit Holdings Ltd.	422,000	7,187,219
(Cost $4,897,202)		7,316,795
Hungary 1.7%
OTP Bank Nyrt. (Cost $4,492,552)	88,300	4,801,662
India 1.6%
Bharti Airtel Ltd.* (Cost $4,236,952)	171,700	4,500,638
Italy 3.2%
UniCredito Italiano SpA (Cost $8,718,921)	1,066,900	9,174,049
Japan 15.9%
Canon, Inc.	140,150	7,081,496
Japan Tobacco, Inc.	1,515	8,817,618
Komatsu Ltd.	121,000	4,053,503
Mitsubishi Corp.	134,700	4,187,631
Mitsui Fudosan Co., Ltd.	103,000	2,843,764
Nintendo Co., Ltd.	6,300	3,970,030
ORIX Corp.	15,600	3,174,750
Sumitomo Heavy Industries Ltd.	382,000	5,050,926
Suzuki Motor Corp.	195,000	6,372,164
(Cost $37,940,989)		45,551,882
Kazakhstan 0.8%
KazMunaiGas Exploration Production (GDR) 144A (Cost $1,511,947)	88,400	2,386,800
Mexico 2.3%
Empresas ICA SAB de CV*	325,000	2,276,905
Grupo Financiero Banorte SAB de CV "O"	948,000	4,445,487
(Cost $5,735,231)		6,722,392
Norway 1.8%
Statoil ASA (Cost $4,186,776)	151,000	5,112,605
Pakistan 0.4%
MCB Bank Ltd. (GDR) 144A (Cost $842,843)	52,320	1,256,203
Russia 3.8%
Gazprom (ADR) (b)	17,750	883,950
Gazprom (ADR) (b)	110,900	5,542,658
Sberbank*	790,267	3,420,732
Uralkali (GDR) 144A*	43,000	1,079,300
(Cost $9,365,771)		10,926,640
Spain 4.3%
Industria de Diseno Textil SA	49,400	3,691,760
Telefonica SA	261,631	8,662,693
(Cost $8,216,167)		12,354,453
Switzerland 6.1%
Compagnie Financiere Richemont SA "A" (Unit)	71,833	5,138,076
Lonza Group AG (Registered)	34,023	3,973,952
Nestle SA (Registered)	6,648	3,073,082
Roche Holding AG (Genusschein)	31,047	5,307,244
(Cost $12,102,265)		17,492,354
United Arab Emirates 0.5%
Emaar Properties (Cost $1,429,685)	430,548	1,512,567
United Kingdom 19.6%
3i Group PLC	301,210	6,819,796
Acergy SA	162,700	4,709,597
AMEC PLC	715,592	12,520,648
Anglo American PLC	78,977	5,452,358
Greene King PLC	226,409	4,278,458
Intertek Group PLC	109,346	2,341,427
Prudential PLC	234,666	3,831,859
Serco Group PLC	467,860	4,420,503
Standard Chartered PLC	174,511	6,802,162
Whitbread PLC	138,745	5,120,157
(Cost $46,523,528)		56,296,965
Total Common Stocks (Cost $219,307,731)		273,786,698

Preferred Stocks 2.1%
Germany
Porsche AG (Cost $2,433,231)	2,284	6,104,706

Securities Lending Collateral 1.8%
Daily Assets Fund Institutional, 5.26% (c) (d) (Cost $5,203,992)	5,203,992	5,203,992

Cash Equivalents 3.9%
Cash Management QP Trust, 5.06% (c) (Cost $11,083,361)	11,083,361	11,083,361
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $238,028,315)+	103.2	296,178,757
Other Assets and Liabilities, Net	(3.2)	(9,045,948)
Net Assets	100.0	287,132,809
* Non-income producing security
+ The cost for federal income tax purposes was $238,677,615. At October 31, 2007, net unrealized appreciation for all securities based on tax cost was $57,501,142. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $60,181,028 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,679,886.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2007 amounted to $5,051,435 which is 1.8% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007
Assets
Investments: Investments in securities, at value (cost $221,740,962) — including $5,051,435 of securities loaned	$ 279,891,404
Investment in Daily Assets Fund Institutional (cost $5,203,992)*	5,203,992
Investment in Cash Management QP Trust (cost $11,083,361)	11,083,361
Total investments, at value (cost $238,028,315)	296,178,757
Cash	827,814
Foreign currency, at value (cost $2,615,061)	2,618,823
Receivable for investments sold	16,272,350
Receivable for Fund shares sold	981,995
Dividends receivable	170,034
Interest receivable	39,950
Foreign taxes recoverable	325,101
Other assets	56,676
Total assets	317,471,500
Liabilities
Payable upon return of securities loaned	5,203,992
Payable for investments purchased	24,041,651
Payable for Fund shares redeemed	607,232
Deferred foreign taxes payable	24,209
Accrued management fee	223,444
Other accrued expenses and payables	238,163
Total liabilities	30,338,691
Net assets, at value	$ 287,132,809
Net Assets Consist of
Undistributed net investment income	1,851,130
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $24,209)	58,126,233
Foreign currency	51,928
Accumulated net realized gain (loss)	56,992,912
Paid-in capital	170,110,606
Net assets, at value	$ 287,132,809
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($101,358,704 ÷ 6,975,839 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 14.53
Maximum offering price per share (100 ÷ 94.25 of $14.53)	$ 15.42

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,657,979 ÷ 826,560 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 14.10

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,138,232 ÷ 1,285,832 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 14.11

Class R

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($537,539 ÷ 37,886 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 14.19
Class S Net Asset Value, offering and redemption price(a) per share ($57,765,269 ÷ 4,053,089 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 14.25

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($97,675,086 ÷ 6,847,485 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 14.26
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $465,115)	$ 5,655,322
Interest	27,741
Interest — Cash Management QP Trust	184,736
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	195,252
Total Income	6,063,051
Expenses: Management fee	1,738,985
Administration fee	248,426
Distribution and service fees	479,560
Services to shareholders	368,014
Custodian fee	176,030
Professional fees	87,236
Trustees' fees and expenses	8,251
Reports to shareholders	69,215
Registration fees	98,134
Other	67,516
Total expenses before expense reductions	3,341,367
Expense reductions	(296,166)
Total expenses after expense reductions	3,045,201
Net investment income (loss)	3,017,850
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	61,705,390
Foreign currency	(103,269)
61,602,121
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $24,209)	5,573,745
Foreign currency	46,807
5,620,552
Net gain (loss)	67,222,673
Net increase (decrease) in net assets resulting from operations	$ 70,240,523

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2007	2006
Operations: Net investment income (loss)	$ 3,017,850	$ 5,190,123
Net realized gain (loss)	61,602,121	134,381,258
Change in net unrealized appreciation (depreciation)	5,620,552	(41,407,114)
Net increase (decrease) in net assets resulting from operations	70,240,523	98,164,267
Distributions to shareholders from: Net investment income: Class A	(2,683,759)	—
Class B	(259,411)	—
Class C	(376,153)	—
Class R	(12,732)	—
Class S	(1,495,440)	—
Institutional Class	(3,783,972)	—
Net realized gains: Class A	(10,880,494)	(13,935,164)
Class B	(1,429,910)	(641,455)
Class C	(2,110,414)	(1,054,063)
Investment Class	—	(2,149,281)
Class R	(57,573)	(201,760)
Class S	(5,821,917)	(85,184)
Institutional Class	(14,348,791)	(6,393,166)
Premier Class	—	(6,281,652)
Fund share transactions: Proceeds from shares sold	84,504,728	124,590,790
Reinvestment of distributions	37,936,008	29,570,843
Cost of shares redeemed	(131,343,723)	(144,230,133)
In-kind redemptions	—	(254,376,954)
Redemption fees	5,390	77,533
Net increase (decrease) in net assets from Fund share transactions	(8,897,597)	(244,367,921)
Increase (decrease) in net assets	18,082,360	(176,945,379)
Net assets at beginning of year	269,050,449	445,995,828
Net assets at end of period (including undistributed net investment income of $1,851,130 and $3,192,639, respectively)	$ 287,132,809	$ 269,050,449

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 13.15	$ 11.28	$ 10.21	$ 9.08	$ 7.56
Income (loss) from investment operations: Net investment income (loss)[a]	.14	.16[f]	.17[c]	.06	.09
Net realized and unrealized gain (loss)	3.47	2.51	1.72	1.18	1.45
Total from investment operations	3.61	2.67	1.89	1.24	1.54
Less distributions from: Net investment income	(.44)	—	(.47)	(.11)	(.02)
Net realized gains	(1.79)	(.80)	(.35)	—	—
Total distributions	(2.23)	(.80)	(.82)	(.11)	(.02)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.53	$ 13.15	$ 11.28	$ 10.21	$ 9.08
Total Return (%)[b]	31.76[e]	23.64[e]	18.65	13.77	20.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	80	193	484	360
Ratio of expenses before expense reductions (%)	1.45	1.41	1.33	1.36	1.33
Ratio of expenses after expense reductions (%)	1.36	1.37	1.33	1.36	1.33
Ratio of net investment income (loss) (%)	1.08	1.30[f]	1.58	.62	1.12
Portfolio turnover rate (%)	119	140[d]	122[d]	138	160
a Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Net investment income per share includes non-recurring dividend income amounting to $.05 per share.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
* Amount is less than $.005.

Class B Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.80	$ 11.08	$ 9.97	$ 8.87	$ 7.42
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.07[f]	.07[c]	(.01)	.03
Net realized and unrealized gain (loss)	3.38	2.45	1.70	1.15	1.42
Total from investment operations	3.42	2.52	1.77	1.14	1.45
Less distributions from: Net investment income	(.33)	—	(.31)	(.04)	—
Net realized gains	(1.79)	(.80)	(.35)	—	—
Total distributions	(2.12)	(.80)	(.66)	(.04)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.10	$ 12.80	$ 11.08	$ 9.97	$ 8.87
Total Return (%)[b]	30.74[e]	22.68[e]	17.79	12.87	19.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	11	9	7	3
Ratio of expenses before reductions (%)	2.23	2.26	2.08	2.11	2.08
Ratio of expenses after expense reductions (%)	2.14	2.14	2.08	2.11	2.08
Ratio of net investment income (loss) (%)	.30	.53[f]	.83	(.13)	.37
Portfolio turnover rate (%)	119	140[d]	122[d]	138	160
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
* Amount is less than $.005.

Class C Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.79	$ 11.08	$ 9.97	$ 8.86	$ 7.42
Income (loss) from investment operations: Net investment income (loss)[a]	.05	.06[f]	.07[c]	(.01)	.03
Net realized and unrealized gain (loss)	3.38	2.45	1.69	1.16	1.41
Total from investment operations	3.43	2.51	1.76	1.15	1.44
Less distributions from: Net investment income	(.32)	—	(.30)	(.04)	—
Net realized gains	(1.79)	(.80)	(.35)	—	—
Total distributions	(2.11)	(.80)	(.65)	(.04)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.11	$ 12.79	$ 11.08	$ 9.97	$ 8.86
Total Return (%)[b]	30.78[e]	22.59	17.79	13.00	19.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	16	16	13	5
Ratio of expenses before expense reductions (%)	2.18	2.18	2.08	2.11	2.08
Ratio of expenses after expense reductions (%)	2.10	2.18	2.08	2.11	2.08
Ratio of net investment income (loss) (%)	.34	.49[f]	.83	(.13)	.37
Portfolio turnover rate (%)	119	140[d]	122[d]	138	160
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Net investment income per share includes non-recurring dividend income amounting to $.05 per share.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
* Amount is less than $.005.

Class R Years Ended October 31,	2007	2006[a]	2005[a]	2004[a]	2003[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.86	$ 11.07	$ 9.86	$ 8.77	$ 7.51
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.13[g]	.11[d]	.04	.02
Net realized and unrealized gain (loss)	3.39	2.46	1.70	1.14	1.24
Total from investment operations	3.52	2.59	1.81	1.18	1.26
Less distributions from: Net investment income	(.40)	—	(.41)	(.09)	—
Net realized gains	(1.79)	(.80)	(.19)	—	—
Total distributions	(2.19)	(.80)	(.60)	(.09)	—
Redemption fees***	.00	.00	.00	.00	.00
Net asset value, end of period	$ 14.19	$ 12.86	$ 11.07	$ 9.86	$ 8.77
Total Return (%)	31.66[f]	23.36[f]	18.45	13.47	16.78**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	2.4		.01
Ratio of expenses before expense reductions (%)	1.52	1.70	1.55	1.61	1.58*
Ratio of expenses after expense reductions (%)	1.44	1.63	1.55	1.61	1.58*
Ratio of net investment income (loss) (%)	1.00	1.04[g]	1.36	.37	.89*
Portfolio turnover rate (%)	119	140[e]	122[e]	138	160
a Per share data have been restated to reflect the effects of a 1.82569632 for 1 stock split effective November 11, 2005.
[b] For the period from July 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007	2006[a]	2005[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.90	$ 11.07	$ 11.05
Income (loss) from investment operations: Net investment income (loss)[c]	.19	.19[g]	.11[d]
Net realized and unrealized gain (loss)	3.41	2.44	.44
Total from investment operations	3.60	2.63	.55
Less distributions from: Net investment income	(.46)	—	(.34)
Net realized gains	(1.79)	(.80)	(.19)
Total distributions	(2.25)	(.80)	(.53)
Redemption fees***	.00	.00	.00
Net asset value, end of period	$ 14.25	$ 12.90	$ 11.07
Total Return (%)[e]	32.29	23.77	5.15**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	41	5
Ratio of expenses before expense reductions (%)	1.22	1.31	1.33*
Ratio of expenses after expense reductions (%)	.98	1.18	1.28*
Ratio of net investment income (loss) (%)	1.46	1.49[g]	1.47*
Portfolio turnover rate (%)	119	140[f]	122[f]
[a] Per share data have been restated to reflect the effects of a 1.81850854 for 1 stock split effective November 11, 2005.
[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share includes non-recurring dividend income amounting to $.03 per share.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[g] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007	2006[a]	2005[a]	2004[a]	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.92	$ 11.07	$ 9.90	$ 8.81	$ 7.34
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.20[f]	.18[d]	.08	.10
Net realized and unrealized gain (loss)	3.41	2.45	1.69	1.14	1.41
Total from investment operations	3.60	2.65	1.87	1.22	1.51
Less distributions from: Net investment income	(.47)	—	(.51)	(.13)	(.04)
Net realized gains	(1.79)	(.80)	(.19)	—	—
Total distributions	(2.26)	(.80)	(.70)	(.13)	(.04)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 14.26	$ 12.92	$ 11.07	$ 9.90	$ 8.81
Total Return (%)	32.27[c]	23.96[c]	19.06	13.97	20.61[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	119	98	96	94
Ratio of expenses before expense reductions (%)	1.04	1.13	1.08	1.10	1.08
Ratio of expenses after expense reductions (%)	.93	1.10	1.08	1.10	1.08
Ratio of net investment income (loss) (%)	1.51	1.57[f]	1.83	.88	1.37
Portfolio turnover rate (%)	119	140[e]	122[e]	138	160
[a] Per share data have been restated to reflect the effects of a 1.81761006 for 1 stock split effective November 11, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Select Equity Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, forward foreign currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2007, the Fund's components of distributable earnings (accumulated loss) on a tax-basis were as follows:

Undistributed ordinary income*	$ 26,607,393
Undistributed net long-term capital gains	$ 32,874,146
Net unrealized appreciation (depreciation) on investments	$ 57,501,142

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2007	2006
Distributions from ordinary income*	$ 18,852,167	$ 11,528,147
Distributions from long-term capital gains	$ 24,408,399	$ 19,213,578
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from November 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $293,823,672 and $341,959,018, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Prior to January 1, 2007, Deutsche Asset Management Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

Management Agreement. Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

Accordingly, for the year ended October 31, 2007, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $206,366 and the amount charged aggregated $1,532,619 which was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $33,007 and $1,015 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

For the period from November 1, 2006 through September 30, 2007, the Advisor had contractually agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of the classes of the Fund as follows:

Class A	1.60%
Class B	2.35%
Class C	2.35%
Class R	1.85%
Class S	.97%
Institutional Class	.92%

For Class R shares, for the period from October 1, 2007 through September 30, 2008, the Advisor and the Administrator have contractually agreed to waive their fees or reimburse expenses of the class of the Fund, (excluding certain expenses, such as extraordinary expenses, taxes, brokerage,and interest) to the extent necessary to maintain the operating expenses at 1.84%.

In addition, the period from November 1, 2006 (from October 1, 2007 for Class S and Institutional Class shares) through October 31, 2007, the Advisor and the Administrator had voluntarily agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of the classes of the Fund as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class R	1.75%
Class S	.97%
Institutional Class	.92%

These voluntary waivers or reimbursements may be terminated at any time at the option of the Advisor.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2007, the Advisor received an Administration Fee of $248,426, of which $23,281 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2007
Class A	$ 146,242	$ —	$ 29,130
Class B	18,970	—	4,744
Class C	24,072	—	4,531
Class R	851	—	247
Class S	37,070	37,070	—
Institutional Class	18,708	18,708	—
	$ 245,913	$ 55,778	$ 38,652

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of each of Class B and C shares of the Fund, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2007
Class B	$ 81,536	$ 7,221
Class C	119,959	11,173
Class R	1,607	126
	$ 203,102	$ 18,520

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2007	Annual Effective Rate
Class A	$ 210,093	$ 19,936.23%
Class B	26,644	2,376.25%
Class C	38,928	3,569.24%
Class R	793	—	.12%
	$ 276,458	$ 25,881

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2007 aggregated $13,407.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2007, the CDSC for Class B and C shares aggregated $16,868 and $1,850, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended October 31, 2007, DWS-SDI received $531 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $40,095, of which $11,425 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,021,087	$ 26,227,074	3,278,429	$ 41,260,318
Class B	111,141	1,402,746	171,576	2,124,559
Class C	270,599	3,423,960	270,624	3,301,161
Investment Class**	—	—	1,600,816*	19,694,951
Class R	28,035	359,903	182,309*	2,238,212
Class S	2,186,476	27,827,876	397,104*	5,061,158
Institutional Class	1,980,451	25,263,169	2,195,405*	27,238,029
Premier Class**	—	—	1,876,098*	23,672,402
		$ 84,504,728		$ 124,590,790
Shares issued to shareholders in reinvestment of distributions
Class A	1,087,444	$ 12,733,975	1,044,040	$ 13,604,052
Class B	130,840	1,496,815	43,747	557,342
Class C	183,058	2,094,183	71,631	911,868
Investment Class**	—	—	153,144*	1,955,649
Class R	6,151	70,305	15,813*	201,760
Class S	387,036	4,432,695	6,104*	78,016
Institutional Class	1,492,933	17,108,035	467,591*	5,980,504
Premier Class**	—	—	491,138*	6,281,652
		$ 37,936,008		$ 29,570,843
Shares redeemed
Class A	(2,247,823)	$ (29,259,441)	(2,729,122)	$ (33,903,986)
Class B	(238,015)	(2,951,871)	(223,244)	(2,715,189)
Class C	(385,805)	(4,820,620)	(553,317)	(6,711,776)
Investment Class**	—	—	(1,981,961)*	(24,543,548)
Class R	(229,201)	(2,986,622)	(169,737)*	(2,090,320)
Class S	(1,689,508)	(20,910,043)	(157,215)*	(2,002,019)
Institutional Class	(5,808,117)	(70,415,126)	(3,039,082)*	(37,712,923)
Premier Class**	—	—	(2,780,932)*	(34,550,372)
		$ (131,343,723)		$ (144,230,133)
Shares converted**
Investment Class	—	$ —	(2,883,076)*	$ (36,878,755)
Class S	—	—	2,881,049*	36,878,755)
Institutional Class	—	—	668,562*	8,350,306)
Premier Class	—	—	(667,814)*	(8,350,306)
		$ —		$ —
Redemption fees		$ 5,390		$ 77,533
In-kind redemptions
Class A	—	$ —	(12,544,593)	$ (165,061,759)
Premier Class	—	—	(7,302,959)*	(89,315,195)
		$ —		$ (254,376,954)
Net increase (decrease)
Class A	860,708	$ 9,702,636	(10,951,246)	$ (144,046,791)
Class B	3,966	(52,302)	(7,922)	(33,190)
Class C	67,852	697,529	(211,062)	(2,498,635)
Investment Class**	—	—	(1,733,915)*	(39,751,501)
Class R	(195,015)	(2,556,414)	28,385*	350,562
Class S	884,004	11,353,446	3,127,041*	40,016,351
Institutional Class	(2,334,733)	(28,042,492)	292,476*	3,857,031
Premier Class**	—-	—	(8,384,469)*	(102,261,748)
		$ (8,897,597)		$ (244,367,921)
* Shares through November 10, 2005 have been restated to reflect the effects of a stock split effective November 11, 2005.
** On August 18, 2006, Premier Class shares converted to Institutional Class shares. On October 20, 2006, Investment Class shares converted to Class S shares.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS International Select Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS International Select Equity Fund (the "Fund") at October 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The fund paid distributions of $1.26 per share from net long-term capital gains during its year ended October 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $36,162,000 as capital gain dividends for its year ended October 31, 2007, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $378,924 and earned $3,296,358 of foreign source income during the year ended October 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.17 per share as income earned from foreign sources for the year ended October 31, 2007.

For federal income tax purposes, the Fund designates approximately $6,221,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for each of the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Institutional Class shares) was in the 2nd quartile of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer, (ii) the large number of compliance personnel who report to DIMA's chief compliance officer, and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		75
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	75
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	75
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	75
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	75
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	75
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	75
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	75
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	73
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	75
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	75
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		73
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	81
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIBX	DBICX	DBIVX	MGINX
CUSIP Number	23339E 400	23339E 509	23339E 608	23339E	23339E 103
Fund Number	499	699	799	2399	559
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	DBITX
CUSIP Number	23339E 806
Fund Number	1501

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2007, DWS International Select Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERNATIONAL SELECT EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$60,375	$0	$0	$0
2006	$62,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Select Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Select Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007